                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                AMAZON.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                                 [AMAZON LOGO]

March 31, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Amazon.com, Inc. to be held at 9:00 a.m. Pacific Daylight Time on Wednesday, May 10, 2000, in the Grand Ballroom of The Sheraton Seattle Hotel & Towers, 1400 6th Avenue, Seattle, Washington 98101.

     At the Annual Meeting, the stockholders will be asked:

     1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified.

     2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock of the Company.

     3. To approve an increase in the number of shares of Common Stock authorized for issuance and certain other amendments to the Company's 1997 Stock Option Plan.

     The accompanying Notice of 2000 Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

     The Board of Directors recommends that stockholders vote in favor of (i) the election of the nominated Directors, (ii) the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock of the Company and (iii) the amendments to the Company's 1997 Stock Option Plan.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Alternatively, you may vote via the internet or by telephone by following the instructions set forth on your proxy card. Your stock will be voted in accordance with the instructions you have given. You may attend the Annual Meeting and vote in person even if you have previously submitted your vote.

                                          Sincerely,

                                          /s/ JEFFREY P. BEZOS
                                          Jeffrey P. Bezos
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

                                 [AMAZON LOGO]

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 10, 2000

     The 2000 Annual Meeting of Stockholders of Amazon.com, Inc. (the "Company") will be held at 9:00 a.m. Pacific Daylight Time on Wednesday, May 10, 2000, in the Grand Ballroom of The Sheraton Seattle Hotel & Towers, 1400 6th Avenue, Seattle, Washington 98101, for the following purposes:

     1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified.

     2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized Common Stock of the Company to 5,000,000,000 shares from 1,500,000,000 shares and the authorized Preferred Stock of the Company to 500,000,000 shares from 150,000,000 shares.

     3. To approve an increase in the number of shares of Common Stock authorized for issuance and certain other amendments to the Company's 1997 Stock Option Plan.

     The Board of Directors has fixed March 15, 2000 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. ALTERNATIVELY, YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON YOUR PROXY CARD. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED.

                                          By Order of the Board of Directors

                                          /s/ L. MICHELLE WILSON

                                          L. Michelle Wilson
                                          Vice President, General Counsel and
                                          Secretary

Seattle, Washington
March 31, 2000

                                AMAZON.COM, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 10, 2000

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc., a Delaware corporation (the "Company" or "Amazon.com"), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. Pacific Daylight Time on Wednesday, May 10, 2000, in the Grand Ballroom of The Sheraton Seattle Hotel & Towers, 1400 6th Avenue, Seattle, Washington 98101, and at any adjournment or postponement thereof.

     The Company's principal offices are located at 1200 12th Avenue South, Suite 1200, Seattle, Washington 98144. This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of the Company on or about March 31, 2000.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     Only holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on March 15, 2000 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had 349,743,133 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

     The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, shall be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. To approve the proposed amendment to the Company's Restated Certificate of Incorporation, a majority of outstanding shares of Common Stock entitled to vote on the proposed amendment must be voted in favor of the amendment. To approve the amendments to the Company's 1997 Stock Option Plan, a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting must be voted in favor of the amendments.

     A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker nonvotes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual Meeting. In the election of Directors, an abstention or broker nonvote will have no effect on the outcome. Abstention from voting will have the same effect as voting against the proposal to amend the Company's Restated Certificate of Incorporation and against the proposal to approve the amendments to the Company's 1997 Stock Option Plan. Broker nonvotes will have the same effect as voting against the proposal to amend the Company's Restated Certificate of Incorporation but will have no impact on the proposal to approve the amendments to the Company's 1997 Stock Option Plan since they are not considered shares entitled to vote.

PROXY VOTING

     Shares for which proxy cards are properly executed and returned, or properly voted via the internet or telephonically, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, "FOR" the proposal to amend the Company's Restated Certificate of Incorporation and "FOR" the proposal to amend the Company's 1997 Stock Option Plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

     The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, ChaseMellon Shareholder Services, L.L.C., a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope. Alternatively, by following the instructions on your proxy card, you may vote those shares via the internet at http://www.eproxy.com/amzn or telephonically by calling 1-800-840-1208.

     If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

     If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card, via the internet or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

     Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     In accordance with the Company's Bylaws, the Board of Directors has fixed the number of Directors constituting the Board at six. The Board of Directors has proposed that the following six nominees be elected at the Annual Meeting, each of whom will hold office until his or her successor shall have been elected and qualified: Jeffrey P. Bezos, Tom A. Alberg, Scott D. Cook, L. John Doerr, Joseph Galli, Jr. and Patricia Q. Stonesifer. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the six nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

     Biographical information regarding each of the nominees for the Board of Directors is set forth below:

     Jeffrey P. Bezos, age 36, has been Chairman of the Board of Amazon.com since founding it in 1994 and Chief Executive Officer since May 1996. Mr. Bezos served as President from founding until June 1999 and Treasurer and Secretary from May 1996 to March 1997. From December 1990 to June 1994, Mr. Bezos was employed by D.E. Shaw & Co., a Wall Street investment firm, becoming Senior Vice President in 1992. From April 1988 to December 1990, Mr. Bezos was employed by Bankers Trust Company, becoming Vice President in February 1990. Mr. Bezos is also a director of drugstore.com, inc. Mr. Bezos received his B.S. in Electrical Engineering and Computer Science from Princeton University.

     Tom A. Alberg, age 60, has been a Director of Amazon.com since June 1996. Mr. Alberg has been a managing director of Madrona Venture Group, L.L.C., a venture capital firm, since September 1999 and a principal in Madrona Investment Group, L.L.C., a private investment firm, since January 1996. From April 1991 to October 1995, he was President and a director of LIN Broadcasting Corporation, and from July 1990 to October 1995, he was Executive Vice President of McCaw Cellular Communication, Inc.; both companies were providers of cellular telephone services and are now part of AT&T Corp. Prior to 1990, Mr. Alberg was a partner of the law firm Perkins Coie LLP, where he also served as Chairman of the firm's Executive Committee. Mr. Alberg is also a director of Active Voice Corporation, Advanced Digital Information Corporation, HomeGrocer.com, Inc. and Teledesic Corporation. Mr. Alberg received his B.A. from Harvard University and his J.D. from Columbia University.

     Scott D. Cook, age 47, has been a Director of Amazon.com since January 1997. Mr. Cook co-founded Intuit, Inc., a leading personal finance, tax and accounting Internet and software company, in 1983, and served as President from April 1984 to April 1994 and as Chairman of the Board from April 1984 to September 1998. He has served as Chairman of the Executive Committee of Intuit since September 1998. Prior to co-founding Intuit, Mr. Cook was a consultant for Bain & Company, a strategy consulting firm, and a brand manager for The Proctor & Gamble Company. Mr. Cook is also a director of eBay, Inc. and Intuit. Mr. Cook received his B.A. in Mathematics and Economics from the University of Southern California and his M.B.A. from Harvard Business School.

     L. John Doerr, age 48, has been a Director of Amazon.com since June 1996. Mr. Doerr has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since September 1980. Prior to joining Kleiner Perkins Caufield & Byers, Mr. Doerr was employed by Intel Corporation for five years. Mr. Doerr is also a director of Intuit, Inc., Epicor Software Corporation, At Home Corporation, Healtheon/ WebMD Corporation, Homestore.com, Inc., drugstore.com, inc., Martha Stewart Living Omnimedia, Inc. and Sun Microsystems, Inc., as well as several private companies. Mr. Doerr received his M.E.E. and B.S.E.E. from Rice University and his M.B.A. from Harvard Business School.

     Joseph Galli, Jr., age 41, joined Amazon.com in June 1999 as President and Chief Operating Officer. From 1980 until June 1999, Mr. Galli held a variety of positions with The Black and Decker Corporation, culminating as president of Black and Decker's Worldwide Power Tools and Accessories. As president he supervised the marketing, sales, manufacturing, engineering, finance, MIS, purchasing and product service departments. Mr. Galli received a B.S. in Business Administration from the University of North Carolina and an M.B.A. from Loyola College.

     Patricia Q. Stonesifer, age 43, has been a Director of Amazon.com since February 1997. Since June 1997, Ms. Stonesifer has served as Co-Chair of the Bill and Melinda Gates Foundation. Prior to joining the Bill and Melinda Gates Foundation, Ms. Stonesifer ran her own management consulting firm whose clients included DreamWorks SKG. From 1988 to 1997, Ms. Stonesifer worked in many roles at Microsoft Corporation, most recently as Senior Vice President of the Interactive Media Division. In that role, she managed Microsoft's investment in new online content and service products, notably MSNBC on the Internet. Ms. Stonesifer is also a director of Alaska Air Group, Inc., Alaska Airlines, Inc., CBS Corporation and Kinko's, Inc. Ms. Stonesifer received her B.A. in General Studies from Indiana University.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their services as Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During 1999, there were nine meetings of the Board of Directors. All Directors attended at least 75% of the meetings of the Board of Directors and the committees of which they were members, with the exception of Scott D. Cook.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

     Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection and retention of independent auditors, reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. The members of the Audit Committee are Mr. Alberg and Ms. Stonesifer. The Audit Committee met seven times in 1999.

     Compensation Committee. The Compensation Committee reviews and approves the compensation of the Company's officers, reviews and administers the Company's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Mr. Doerr and Ms. Stonesifer. The Compensation Committee met three times in 1999.

                         BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 29, 2000 by (i) each person or entity known by the Company to beneficially own more than 5% of the Common Stock, (ii) each Director of the Company, (iii) each officer of the Company for whom compensation information is given in the Summary Compensation Table in this Proxy Statement and (iv) all Directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL
            NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP        PERCENT OF CLASS
            ------------------------------------              -----------------    ----------------
Jeffrey P. Bezos............................................     117,522,822(1)          33.62%
  1200 12th Avenue South, Ste. 1200
  Seattle, WA 98144
Janus Capital Corporation...................................      37,010,552(2)          10.48%
  100 Fillmore Street
  Denver, Colorado 80206-4923
Thomas H. Bailey............................................      37,010,552(2)          10.48%
  100 Fillmore Street
  Denver, Colorado 80206-4923
Joseph Galli, Jr............................................               0                 *
Tom A. Alberg...............................................       1,369,684(3)              *
Scott D. Cook...............................................         789,504(4)              *
L. John Doerr...............................................       2,993,550(5)              *
Patricia Q. Stonesifer......................................         535,640(6)              *
Warren C. Jenson............................................               0                 *
Richard L. Dalzell..........................................         975,000(7)              *
Jeffrey A. Wilke............................................               0                 *
All Directors and executive officers as a group (12
  persons)(8)...............................................     126,561,476(8)          35.73%

---------------
 *  Less than 1%

(1) Includes 6,882 shares held in a joint account with his wife.

(2) Janus Capital Corporation is a registered investment adviser that furnishes investment advice to investment companies and individual and institutional clients. As a result of its role as investment adviser, Janus Capital Corporation may be deemed to be the beneficial owner of shares of the Company's Common Stock held by its clients. Janus Capital Corporation does not have the right to receive any dividends from, or the proceeds from the sale of, the Company's securities held in the portfolios of clients for which Janus Capital Corporation serves as an adviser. Includes 33,275,049 shares held directly by Janus Capital Corporation clients and 3,735,503 shares issuable upon conversion of the Company's 4 3/4% Convertible Subordinated Notes due 2009 held by Janus Capital Corporation clients. Mr. Bailey is Chairman of the Board and President of Janus Capital Corporation and a significant stockholder thereof. As a result of his position with Janus Capital Corporation, Mr. Bailey may be deemed to have the power to exercise, or to direct the exercise of, any voting and/or dispositive power that Janus Capital Corporation may have with respect to the Company's securities held by its clients. Mr. Bailey disclaims beneficial ownership over any shares of the Company's securities that he or Janus Capital Corporation may be deemed to beneficially own.

(3) Includes 670,000 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2000 and 67,994 shares held as trustee of a charitable trust. Mr. Alberg disclaims beneficial ownership of the shares held by the charitable trust.

(4) Includes 720,000 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2000, 288,000 of which are subject to repurchase as of February 29, 2000 at the original exercise price by the Company in the event of termination of Mr. Cook's services, which right lapses over time in accordance with a vesting schedule.

(5) Includes 422,280 shares owned by Kleiner Perkins Caufield & Byers VIII, L.P., a California limited partnership ("KPCB VIII"), 24,468 shares owned by Kleiner Perkins Caufield & Byers VIII Founders Fund, L.P. a California limited partnership ("KPCB VIII FF"), 11,454 shares owned by KPCB Information Sciences Zaibatsu Fund II, a California limited partnership ("KPCB Info"), and 115,776 shares held as trustee of a trust for the benefit of persons unrelated to Mr. Doerr (the "Trust"). Mr. Doerr is a general partner of KPCB Associates VIII, L.P., a California limited partnership which is the general partner of KPCB VIII and KPCB VIII FF. Mr. Doerr is also a general partner of KPCB VII Associates, L.P., a California limited partnership, which is the general partner of KPCB Info. Mr. Doerr disclaims beneficial ownership of shares of Common Stock held by the Trust, and by KPCB VIII, KPCB VIII FF and KPCB Info, except to the extent of any indirect pecuniary interest in his distributive shares therein.

(6) Includes 450,000 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2000, 288,000 of which are subject to repurchase as of February 29, 2000 at the original exercise price by the Company in the event of termination of Ms. Stonesifer's services, which right lapses over time in accordance with a vesting schedule.

(7) Includes 975,000 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2000, 750,000 of which are subject to repurchase as of February 29, 2000 by the Company at the original exercise price in the event of termination of Mr. Dalzell's services, which right lapses over time in accordance with a vesting schedule.

(8) In addition to the shares set forth in the table above, also includes 506,336 shares held by certain executive officers of the Company, of which 319,024 shares are subject to repurchase as of February 29, 2000 by the Company at the original price paid for such shares in the event of termination of services of the applicable officer, which right lapses over time in accordance with a vesting schedule, and further includes 1,868,940 shares issuable upon the exercise of stock options granted to an officer that are exercisable within 60 days of February 29, 2000, of which 1,664,000 shares are subject to repurchase as of February 29, 2000 by the Company at the original exercise price in the event of termination of services of such officer, which right lapses over time in accordance with a vesting schedule.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth for the year ended December 31, 1999 the compensation received by (i) the Company's Chief Executive Officer and (ii) the Company's other four most highly compensated executive officers based on salary and bonus for the year ended December 31, 1999 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                               ANNUAL COMPENSATION     ------------
                                              ---------------------     SECURITIES
                                               SALARY                   UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR    ($)(1)     BONUS($)      OPTIONS(#)    COMPENSATION($)
     ---------------------------       ----   --------   ----------    ------------   ---------------
Jeffrey P. Bezos.....................  1999   $ 81,840           --            --        $    957(2)
  Chief Executive Officer              1998     81,840           --            --              --
                                       1997     79,197           --            --              --
Richard L. Dalzell...................  1999    206,212           --       500,000              --
  Vice President and                   1998    201,512           --            --              --
  Chief Information Officer            1997     92,871   $  149,174(3)  1,500,000          23,747(4)
Joseph Galli, Jr.....................  1999    102,266    2,900,000(5)  3,920,000         131,568(6)
  President and Chief Operating
     Officer
Warren C. Jenson.....................  1999     55,679    2,150,000(5)  2,000,000         108,710(7)
  Senior Vice President, Chief
     Financial
  Officer and Chief Accounting
     Officer
Jeffrey A. Wilke.....................  1999     38,180      803,000(5)  1,000,000           9,388(4)
  Vice President and General Manager,
  Operations

---------------
(1) Amount shown for 1997 for Mr. Dalzell represents base salary paid after he commenced employment with the Company on September 2, 1997. Amounts shown for 1999 for Messrs. Galli, Jenson and Wilke represent base salaries paid after they commenced employment with the Company on June 24, 1999, September 7, 1999 and September 7, 1999, respectively.

(2) Represents royalties from a television commercial in which Mr. Bezos appeared in 1996 to promote the Company.

(3) Represents a signing bonus.

(4) Represents reimbursement by the Company of relocation expenses.

(5) Represents a signing bonus which is subject to certain repayment obligations. See "Employment Contracts, Termination of Employment and Change-of-Control Arrangements -- Employment Arrangements."

(6) Represents consideration in the amount of $100,000 for entering into a confidentiality, noncompetition and invention assignment agreement with the Company and reimbursement by the Company of relocation expenses in the amount of $31,568.

(7) Represents consideration in the amount of $100,000 for entering into a confidentiality, noncompetition and invention assignment agreement with the Company and reimbursement by the Company of relocation expenses in the amount of $8,710.

  Option Grants in 1999

     The following table sets forth information concerning the grant of stock options during 1999 to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                          -----------------------------------------------------
                          NUMBER OF     PERCENT OF                                 POTENTIAL REALIZABLE VALUE
                          SECURITIES      TOTAL                                    AT ASSUMED ANNUAL RATES OF
                          UNDERLYING     OPTIONS                                  STOCK PRICE APPRECIATION FOR
                           OPTIONS      GRANTED TO      EXERCISE                         OPTION TERM(3)
                           GRANTED     EMPLOYEES IN      PRICE       EXPIRATION   -----------------------------
          NAME              (#)(1)     FISCAL YEAR    ($/SHARE)(2)      DATE         5%($)           10%($)
          ----            ----------   ------------   ------------   ----------   ------------   --------------
Jeffrey P. Bezos........         --          --               --            --             --               --
Richard L. Dalzell......    500,000         1.6%       $71.28125      03/26/09     22,414,198       56,801,977
Joseph Galli, Jr........  3,920,000        12.5%        57.95325      09/24/19    369,980,242    1,303,811,440
Warren C. Jenson........  2,000,000         6.4%           63.25      12/07/19    213,249,885      744,993,292
Jeffrey A. Wilke........  1,000,000         3.2%           63.25      12/07/14     69,851,462      207,314,384

---------------
(1) The option granted to Mr. Dalzell has a term of 10 years and vests and becomes exercisable at the rate of 20% per year of employment completed from August 22, 2002 through August 22, 2007. The option granted to Mr. Galli has a term of 20 years and 3 months and vests and becomes exercisable at the rate of 3.75% per year of employment completed from June 24, 1999 to June 24, 2009, and 6.25% per completed year of employment thereafter until fully vested on June 24, 2019. The option granted to Mr. Jenson has a term of 20 years and 3 months and vests and becomes exercisable at the rate of 5% per year of employment completed from September 7, 1999 until fully vested on September 7, 2019. The option granted to Mr. Wilke has a term of 15 years and 3 months and vests and becomes exercisable at the rate of 6% per year of employment completed from September 7, 1999 to September 7, 2009, and 8% per completed year of employment thereafter until fully vested on September 7, 2014. See "Employment Contracts, Termination of Employment and Change-of-Control Arrangements -- Employment Arrangements."

(2) All options were granted at not less than fair market value on the date of grant, based on the average of the high and low per share sales price for the Common Stock as reported on the Nasdaq National Market on the date of grant.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulations of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Common Stock price. Assumes all options are exercised at the end of their respective terms. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall market conditions, as well as the optionee's continued employment through the vesting period. The amounts reflected in this table may not be achieved.

  Option Exercises in 1999 and Fiscal Year-End Option Values

     The following table sets forth information concerning the exercise of stock options during 1999 by the named executive officers and their options outstanding at fiscal year-end.

     AGGREGATED OPTION EXERCISES IN 1999 AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                          SHARES                      UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                         ACQUIRED                       OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT FISCAL
                            ON         VALUE               YEAR-END(#)                    YEAR-END($)(2)(3)
                         EXERCISE    REALIZED     ------------------------------   -------------------------------
         NAME              (#)        ($)(1)      EXERCISABLE(2)   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
         ----            --------   -----------   --------------   -------------   -------------   ---------------
Jeffrey P. Bezos.......       --             --            --               --               --               --
Richard L. Dalzell.....  175,000    $12,065,233     1,025,000          500,000      $75,866,010      $ 2,421,875
Joseph Galli, Jr.......       --             --            --        3,920,000               --      $71,233,260
Warren C. Jenson.......       --             --            --        2,000,000               --      $25,750,000
Jeffrey A. Wilke.......       --             --            --        1,000,000               --      $12,875,000

---------------
(1) "Value Realized" represents the fair value of the underlying securities on the exercise date, minus the exercise price of such options.

(2) Shares purchasable on exercise of options granted to Mr. Dalzell may be subject to repurchase by the Company at the original exercise price paid per share in the event of termination of Mr. Dalzell's services prior to the vesting of such shares, in accordance with a vesting schedule. In this context, "vesting" means that the shares subject to, or issued on exercise of, options are no longer subject to repurchase by the Company.

(3) Amounts equal the closing price of the Common Stock on December 31, 1999 ($76.125 per share), less the option exercise price, multiplied by the number of shares exercisable or unexercisable.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company offers compensation packages designed to attract and retain outstanding employees and to encourage and reward the achievement of corporate goals. Through broad-based employee ownership of the Company's common stock, the Company seeks to align employee financial interests with long-term stockholder value.

     Executive officers receive total compensation packages in line with their responsibilities and expertise. The Company believes that the majority of an executive's compensation should be closely tied to overall Company performance. Accordingly, base salaries for executive officers in most cases are relatively low, but are accompanied by significant stock option grants and, in certain cases, cash bonuses.

     Base Salaries. Salaries for the Company's executive officers are based on the executive's contribution to Company performance, level of responsibility, experience and breadth of knowledge. Base salaries for executive officers generally are designed to be significantly less than those paid by competitors in the electronic commerce and Internet industries. These lower base salaries are combined with large stock option grants, so that the major portion of the executive's pay is tied to Company performance, and cash bonuses. In January 1999, most executive officers received an annualized salary increase of approximately 2.25% prorated based on the portion of each year worked since the executive's last salary increase. The Company did not utilize salary surveys for executive officers in 1999.

     Stock-Based Compensation. The Company seeks to align the long-term interests of its executive officers with those of its stockholders. As a result, each executive officer receives a significant stock option grant when he or she joins the Company or is promoted to executive officer. Grant sizes are determined based on various subjective factors, primarily related to the individual's anticipated contributions to the Company's success. The Company intends to grant additional stock options to executive officers from time-to-time based on performance and potential.

     Other Compensation. In 1999, the Company hired four new executive officers:
Mr. Galli, Mr. Jenson, Mr. Wilke and Mr. Britto. The Company agreed to pay each of them bonuses to encourage them to join and stay with the Company and to compensate them for relocation expenses. The Company intends to make additional cash bonuses to executive officers from time-to-time based on performance and potential.

     Chief Executive Officer Compensation. Mr. Bezos received $81,840 in cash compensation from the Company during 1999. Mr. Bezos' compensation was considerably less than may have been paid to an individual with similar responsibilities in a similar industry. Due to Mr. Bezos' substantial ownership in the Company (approximately 33.62%), Mr. Bezos requested not to receive additional compensation in 1999.

     Ongoing Review. The Compensation Committee will evaluate the Company's compensation policies on an ongoing basis to determine whether they enable the Company to attract, retain and motivate key personnel. To meet these objectives, the Company may from time to time increase salaries, award additional stock options or provide other short- and long-term incentive compensation to executive officers, including Mr. Bezos.

     Section 162(m). Compensation payments in excess of $1 million to the Chief Executive Officer or the other four most highly compensated executive officers are subject to a limitation on deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 2000 to its Chief Executive Officer or any other executive officer to be in excess of $1 million, except for payments to Mr. Galli and Mr. Jenson pursuant to their employment arrangements with the Company entered into in 1999. The Company intends to maintain qualification of its 1994 Stock Option Plan and 1997 Stock Option Plan for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

                                          The Compensation Committee

                                          L. John Doerr
                                          Patricia Q. Stonesifer

                         STOCK PRICE PERFORMANCE GRAPH

     The graph set forth below compares cumulative total return on the Common Stock with the cumulative total return of the Nasdaq Total U.S. Index and the Morgan Stanley High-Technology Index, resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, for the period beginning on the date of the Company's initial public offering of the Common Stock on May 15, 1997 and ending on December 31, 1999.

                                                                                                          MORGAN STANLEY HIGH-
                                                       AMAZON.COM            NASDAQ TOTAL U.S. INDEX        TECHNOLOGY INDEX
                                                       ----------            -----------------------      --------------------
5/15/97                                                    100                         100                         100
12/31/97                                                   334                         117                         106
12/31/98                                                  3569                         491                         874
12/31/99                                                  5075                         913                        1842

     Note: Stock price performance shown in the Stock Price Performance Graph for the Common Stock is historical and not necessarily indicative of future price performance.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-OF-CONTROL ARRANGEMENTS

OPTION PLANS

     1997 Stock Option Plan and 1999 Nonofficer Employee Stock Option Plan. In the event of (i) the merger or consolidation of the Company in which it is not the surviving corporation pursuant to which shares of Common Stock are converted into cash, securities or other property (other than a merger in which holders of Common Stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger),
(ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets (other than a transfer to a majority-owned subsidiary) or
(iii) the approval by the holders of Common Stock of any plan or proposal for the Company's liquidation or dissolution (each a "Corporate Transaction"), the Compensation Committee will determine whether provisions will be made in connection with the Corporate Transaction for the assumption of the options under the Company's 1997 Stock Option Plan and the 1999 Nonofficer Employee Stock Option Plan or substitution of appropriate new options covering the stock of the successor corporation or an affiliate of the successor corporation. If the Compensation Committee determines that no such assumption or substitution will be made, each outstanding option under the 1997 Stock Option Plan and the 1999 Nonofficer Employee Stock Option Plan will automatically accelerate so that it will become 100% vested and exercisable immediately before the Corporate Transaction, except that acceleration will not occur if, in the opinion of the Company's accountants, it would render unavailable "pooling of interests" accounting for the Corporate Transaction.

EMPLOYMENT ARRANGEMENTS

     Joseph Galli, Jr. Mr. Galli's employment offer letter provides for an initial annual salary of $200,000. In addition to Mr. Galli's base salary and subject to certain conditions noted below, he is entitled to receive a $7,900,000 signing bonus payable in three annual installments. The first installment of $2,900,000 was paid on June 24, 1999, the second installment of $3,000,000 is payable on June 24, 2000 and the third installment of $2,000,000 is payable on June 24, 2001. The Company has also granted Mr. Galli options to purchase shares of the Company's Common Stock which expire 20 years and three months after the date of grant. Options to purchase 1,470,000 shares of Common Stock vest in equal yearly installments over a ten-year period beginning on June 24, 1999. Options to purchase 2,450,000 shares of Common Stock vest in equal yearly installments over a ten-year period beginning on June 24, 2009. The exercise price of these options is $57.95325 per share, being not less than the fair market value of the Common Stock on the date of grant. The employment offer letter also provides that, if Mr. Galli is an employee on June 24, 2003, the Company will commit to pay him a bonus (the "Bonus Commitment"), payable over a seven-year period so long as he continues to be employed by the Company, of up to $20,000,000, less the amount that the aggregate fair market value of the shares of stock issued upon exercise of the options vesting during the first 10 years of his employment (the "Covered Stock") exceeds the aggregate exercise price of such options. As additional consideration for entering into a confidentiality, noncompetition and invention assignment agreement with the Company, the Company agreed in the employment offer letter to pay Mr. Galli $100,000 on June 24, 1999.

     Mr. Galli's employment is for no specified length of time. Pursuant to his employment offer letter, if he voluntarily terminates his employment or is terminated for cause during the first three years, Mr. Galli must reimburse the Company for that year's installment of the signing bonus on a pro-rated basis based on the number of days worked in that year and will forfeit all subsequent installments. If Mr. Galli is terminated without cause prior to June 24, 2003, Mr. Galli is entitled to the Bonus Commitment with respect to sales of Covered Stock on or before the date that is 90 days after such termination. In addition, the Bonus Commitment shall terminate with respect to sales of Covered Stock after the earlier of his voluntary termination of employment or termination for cause and 90 days after termination without cause.

     Warren C. Jenson. Mr. Jenson's employment offer letter provides for an initial annual salary of $175,000. Mr. Jenson's employment is for no specified length of time. In addition to Mr. Jenson's base salary and subject to certain conditions noted below, he is entitled to receive a $7,400,000 signing bonus payable in five annual installments. The first installment of $2,150,000 was paid in 1999 with his first regular paycheck;

the second installment of $1,250,000 is payable with his paycheck following September 7, 2000; the third installment of $1,250,000 is payable with his paycheck following September 7, 2001; the fourth installment of $1,250,000 is payable with his paycheck following September 7, 2002; and the fifth installment of $1,500,000 is payable with his paycheck following September 7, 2003. In the event Mr. Jenson's employment is terminated for any reason during the first five years, Mr. Jenson must reimburse the Company for that year's installment of the signing bonus on a pro-rated monthly basis and will forfeit all subsequent installments. The Company has also granted Mr. Jenson an option to purchase 2,000,000 shares of the Company's Common Stock which expires 20 years and three months after the date of grant. The option, which vests in equal yearly installments over a twenty-year period beginning on September 7, 1999, has an exercise price of $63.25 per share, being the fair market value of the Common Stock on the date of grant. As additional consideration for entering into a confidentiality, noncompetition and invention assignment agreement with the Company, the Company agreed in the employment offer letter to pay Mr. Jenson $100,000 at the time of his first regular paycheck.

     Jeffrey A. Wilke. Mr. Wilke's employment offer letter provides for an initial annual salary of $120,000. Mr. Wilke's employment is for no specified length of time. In addition to Mr. Wilke's base salary and subject to certain conditions noted below, he is entitled to receive a $2,000,000 signing bonus payable in four annual installments. The first installment of $800,000 was paid in 1999 with his first regular paycheck; the second installment of $400,000 is payable with his paycheck following September 7, 2000; the third installment of $200,000 is payable with his paycheck following September 7, 2001; and the fourth installment of $600,000 is payable with his paycheck following September 7, 2002. In the event Mr. Wilke's employment is terminated voluntarily or for cause during the first four years, Mr. Wilke must reimburse the Company for that year's installment of the signing bonus on a pro-rated monthly basis and will forfeit all subsequent installments. The Company has also granted Mr. Wilke options to purchase shares of the Company's Common Stock, which expire 15 years and three months after the date of grant. Options to purchase 600,000 shares of Common Stock vest in equal yearly installments over a ten-year period beginning on September 7, 1999. Options to purchase 400,000 shares of Common Stock vest in equal yearly installments over a five year period beginning on September 7, 2009. The exercise price of these options is $63.25 per share, being the fair market value of the Common Stock on the date of grant.

     Richard L. Dalzell. The Company has agreed to pay Richard L. Dalzell six months' base salary in the event of the termination of his employment by the Company within three years of the date he commenced employment.

                                  PROPOSAL 2:

                             TO AMEND THE COMPANY'S
        RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
             AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to Article 4 of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 5,000,000,000 shares from 1,500,000,000 shares and to increase the number of authorized shares of Preferred Stock to 500,000,000 shares from 150,000,000 shares. The text of the first sentence of Article 4, as it is proposed to be amended, is as follows:

        The total authorized stock of the corporation shall consist of 5,000,000,000 shares of Common Stock having a par value of $.01 per share and 500,000,000 shares of Preferred Stock having a par value of $.01 per share.

     Under the present Restated Certificate of Incorporation, the Company has the authority to issue 1,500,000,000 shares of Common Stock and 150,000,000 shares of Preferred Stock. As of March 15, 2000, 349,743,133 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Accordingly, as of March 15, 2000, after taking into account the shares reserved for issuance (i) upon the exercise of Company stock options and warrants, (ii) upon the conversion of the Company's 4 3/4% Convertible Subordinated Notes due 2009 and 6 7/8% Convertible Subordinated Notes due 2010 and (iii) pursuant to the Company's acquisition shelf registration statement on Form S-4, approximately 986,597,483 shares of Common Stock were available for issuance. The proposed amendment would provide for an additional 3,500,000,000 shares of Common Stock available for issuance.

     The additional Common Stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding Common Stock of the Company. The Preferred Stock may be issued by the Board of Directors in one or more series with such designations, powers, preferences and relative, participating, optional and other rights, including, without limitation, dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences, and such qualifications and limitations as the Board of Directors may determine. No additional stockholder approval would be required to set the terms of or for issuance of the Preferred Stock.

     Adoption of the proposed amendment and issuance of additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. Issuance of shares of Preferred Stock could affect the rights of the holders of Common Stock if the Preferred Stock, when issued, has rights and preferences senior to the Common Stock. The holders of Common Stock do not presently have preemptive rights to subscribe for the additional shares of Common Stock and Preferred Stock proposed to be authorized. The proposed amendment would not change the par value of the Common Stock or the Preferred Stock. If the amendment is adopted, it will become effective upon filing a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. However, pursuant to Delaware law, the Board of Directors retains the discretion to abandon and not implement the proposed amendment. Please see Appendix A for a copy of the amended version of the Restated Certificate of Incorporation as it has been proposed.

     The purpose of the increase in authorized shares is to provide additional shares of Common Stock and Preferred Stock that could be issued for corporate purposes without further stockholder approval unless required by applicable law or regulation. The Company currently expects that reasons for issuing additional shares of either Common Stock or Preferred Stock will include effecting acquisitions of other businesses or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of additional shares or other equity-based securities. Reasons for issuing additional shares of Common Stock also include paying stock dividends or subdividing outstanding shares through stock splits and providing equity incentives to employees, officers or directors. The Board of

Directors believes that it is in the best interests of the Company to have additional shares of Common Stock and Preferred Stock authorized at this time to alleviate the expense and delay of holding a special meeting of stockholders to authorize additional shares of Common Stock or Preferred Stock when the need arises.

     The Company could also use the additional shares of Common Stock and Preferred Stock to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of the Company's securities) or changes in or removal of management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock or Preferred Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although the Board of Directors is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of the Company (and the Board of Directors is not currently aware of any such attempts), stockholders nevertheless should be aware that approval of the amendment could facilitate efforts by the Company to deter or prevent changes of control of the Company in the future, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The proposal to increase the number of authorized shares of Common Stock and Preferred Stock, however, is not part of any present plan to adopt a series of amendments having an antitakeover effect, and the Company's management presently does not intend to propose antitakeover measures in future proxy solicitations.

     The Company's Bylaws contain certain provisions that could have an antitakeover effect, including provisions permitting the Board of Directors to postpone the Company's annual meeting of stockholders for up to 120 days, providing that stockholders may call a special meeting of stockholders if they hold, in the aggregate, at least 30% of the outstanding shares entitled to vote on any issue proposed to be considered at such meeting, and providing that a stockholder must give notice to the Company, at least 60, but not more than 90, days prior to the date of the annual meeting of stockholders, of any business (including Director nominations) to be brought before the meeting by such stockholder.

     In addition, the authority granted by the Company's Restated Certificate of Incorporation to the Board of Directors to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of the Preferred Stock could be used for antitakeover purposes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

                                  PROPOSAL 3:

                     TO APPROVE AMENDMENTS TO THE COMPANY'S
                             1997 STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, amendments to the Company's 1997 Stock Option Plan, which has been renamed the "1997 Stock Incentive Plan" (the "1997 Plan"). These amendments are described below.

     Currently under the 1997 Plan, the number of shares of Common Stock available for issuance is 72,000,000 shares, plus any shares that, as of February 26, 1997, were available for grant under the Company's 1994 Stock Option Plan (the "Prior Plan") or would again become available for grant under the Prior Plan in accordance with its terms. No further grants may be made under the Prior Plan. As of March 15, 2000, 18,135,602 shares remained available for grant under the 1997 Plan. As of that date, approximately 49,546,777 shares were subject to outstanding grants under the 1997 Plan and 10,835,245 shares were subject to outstanding grants under the Prior Plan. The Board of Directors has amended the 1997 Plan to increase the number of shares available for issuance, to

     - 80,000,000 shares (plus any shares that become available from the Prior Plan as described above, up to an aggregate maximum of 21,025,075 shares), plus

     - an annual increase, beginning on the first day of the Company's fiscal year starting in 2001, equal to (i) the lesser of (a) 4% of the outstanding common shares as of the end of the immediately preceding fiscal year and (b) 15,000,000 shares or (ii) a lesser amount determined by the plan administrator; provided that any shares from any such increases in previous years that are not actually issued will be added to the aggregate number of shares available for issuance under the 1997 Plan.

The Board has also amended the 1997 Plan to provide that the maximum number of shares that may be issued pursuant to options that are intended to qualify as incentive stock options ("ISOs") will be 251,025,075 shares.

     Under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), publicly held companies may not deduct compensation paid to certain executive officers to the extent that such compensation exceeds $1,000,000 in any one year for each such officer. The Code provides an exception for "performance-based" compensation. To qualify awards under the 1997 Plan for the performance-based exception, the 1997 Plan provides that not more than 4,500,000 shares may be made subject to awards under the 1997 Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 18,000,000 shares to newly hired individuals. The Board has amended the plan to provide that the 18,000,000 share limit applies to newly promoted as well as newly hired individuals. To qualify awards of restricted stock under the 1997 Plan for the performance-based exception, the Board has also amended the 1997 Plan to establish performance measures that may be used as criteria for the vesting of restricted stock to include the achievement of performance goals related to profits or losses, revenue or profit growth or loss reduction, profit- or loss-related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies, as the plan administrator may determine, in its sole discretion.

     The Board believes that the adoption of these amendments to the 1997 Plan would, among other things, enhance the long-term stockholder value of the Company by offering opportunities to the Company's employees, directors, officers, and other service providers to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The Board believes that existing option grants and stock awards have contributed substantially to the successful achievement of the above objectives and that the granting of stock options and stock awards for these purposes is comparable with the practices of other high-technology companies. As of March 15, 2000, approximately 7,200 persons were eligible to participate in the 1997 Plan.

     A copy of the 1997 Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The following description of the 1997 Plan as amended is a summary and does not purport to be a complete description. See Appendix B for more detailed information.

DESCRIPTION OF THE 1997 PLAN

     The 1997 Plan provides a means whereby employees, directors, officers, consultants, agents, advisors and independent contractors of the Company may be granted stock awards, ISOs or nonqualified stock options ("NSOs") to acquire shares of Common Stock. Subject to adjustment required in the event of any recapitalization of the Company, the numbers of shares available for issuance under the 1997 Plan as amended will be as described above. Shares subject to awards granted under the 1997 Plan that have lapsed or terminated may again become subject to awards granted under the plan. The Compensation Committee of the Company's Board of Directors is the plan administrator of the 1997 Plan.

     Subject to the terms of the 1997 Plan, the plan administrator determines the terms and conditions of stock options granted under the plan, including the exercise price of options granted under the plan. The 1997 Plan provides that the plan administrator must establish an exercise price for ISOs that is not less than the fair market value per share at the date of grant. Each ISO must expire within ten years of the date of grant. However, if ISOs are granted to persons owning more than 10% of the voting stock of the Company, the 1997 Plan and the tax laws pertaining to ISOs provide that the exercise price may not be less than 110% of the fair market value per share at the date of grant. On March 15, 2000, the average of the high and low sale prices of the Common Stock was $63.5625 per share, as reported by the Nasdaq National Market. The option exercise price may be paid in cash or by check, by tendering shares of Common Stock that the optionee has owned for at least six months, by a broker-assisted cashless exercise, by any combination of the foregoing, or with such other consideration as the plan administrator may permit.

     Unless otherwise established by the plan administrator, the term of each option is ten years from the date of grant, except that if ISOs are granted to persons owning more than 10% of the Company's voting stock, the term may not exceed five years. Unless otherwise provided by the plan administrator, options granted under the 1997 Plan vest over five years, at a rate of 20% per year for two years, then an additional 5% for each three months of employment completed thereafter.

     The plan administrator is authorized to make awards of Common Stock on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise) as the plan administrator may determine. Restrictions may include repurchase or forfeiture rights in favor of the Company.

     No stock award or option may be transferred by the optionee other than by will or the laws of descent or distribution, except for certain transfers that may be permitted by the plan administrator. Unless otherwise established by the plan administrator, an optionee whose relationship with the Company or any related corporation ceases for any reason (other than termination for cause, retirement, death or disability, as such terms are defined in the 1997 Plan) may exercise options, to the extent vested on the date of termination, in the three-month period following such cessation (unless such options terminate or expire sooner by their terms). In the event the optionee is terminated for cause, the options terminate upon the first notification to the optionee of such termination. In the event the optionee retires, dies or becomes permanently and totally disabled, options vested as of the date of retirement, death or disability may be exercised prior to the earlier of the option's specified expiration date and one year from the date of the optionee's retirement, death or disability.

     In the event of a Corporate Transaction (as defined in the 1997 Plan), the plan administrator will determine whether provisions will be made in connection with the Corporate Transaction for the assumption of the options under the 1997 Plan or substitution of appropriate new options covering the stock of the successor corporation or an affiliate of the successor corporation. If the plan administrator determines that no such assumption or substitution will be made, each outstanding option under the 1997 Plan will automatically accelerate so that it will become 100% vested and exercisable immediately before the Corporate Transaction, except that acceleration will not occur if, in the opinion of the Company's accountants, it would render unavailable "pooling of interests" accounting for the Corporate Transaction.

     The 1997 Plan does not have a fixed expiration date. No ISOs may be granted under the 1997 Plan, however, more than ten years after the later of (i) the plan's adoption by the Board and (ii) the adoption by the Board of any amendment to the plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The material U.S. federal income tax consequences to the Company and to any person granted a stock award or an option under the 1997 Plan who is subject to taxation in the United States under existing applicable provisions of the Code and underlying Treasury Regulations are substantially as follows. The following summary does not address state, local or foreign tax consequences and it is based on present law and regulations as in effect as of the date hereof.

     NSOs. No income will be recognized by an optionee upon the grant of an NSO.

     Upon the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value at the time of exercise of the shares acquired over the exercise price. Upon a later sale of those shares, the optionee will have capital gain or loss equal to the difference between the amount realized on such sale and the tax basis of the shares sold. Furthermore, this capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year before they are sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares' holding period will begin on the day after the exercise date.

     If the optionee uses already-owned shares to pay the exercise price of an NSO in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee's tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

     ISOs. No income will be recognized by an optionee upon the grant of an ISO.

     The rules for the tax treatment of an NSO also apply to an ISO that is exercised more than three months after the optionee's termination of employment (or more than 12 months thereafter in the case of permanent and total disability, as defined in the 1997 Plan).

     Upon the exercise of an ISO during employment or within three months after the optionee's termination of employment (12 months in the case of permanent and total disability), for regular tax purposes the optionee will recognize no ordinary income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time equal to the excess of the fair market value of the shares over the exercise price). If the acquired shares are sold or exchanged after the later of (i) one year from the date of exercise of the option and (ii) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option exercise price will be taxed to the optionee as long-term capital gain or loss. If the shares are disposed of in an arms' length sale before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares received on the exercise date over the exercise price (or, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon the disposition of the shares and (ii) the exercise price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

     Company Deduction. In all the foregoing cases, the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to certain limitations. Among these limitations is Section 162(m) of the Code. As discussed above, certain performance-based compensation is not subject to the Section 162(m) limitation on deductibility. Stock options and restricted stock and performance share awards can qualify for this performance-based exception if they meet the requirements set forth in Section 162(m) and Treasury Regulations promulgated thereunder. The 1997 Plan has been drafted to allow compliance with those performance-based criteria.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1997 STOCK OPTION PLAN.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1999, its Directors, executive officers and greater-than-10% stockholders complied with all Section 16(a) filing requirements, with the exception of Scott
D. Cook, whose Form 4 for February 1998 for one transaction was inadvertently filed late and John D. Risher, whose Form 4 for August 1999 inadvertently omitted a transaction which was subsequently reported in a Form 4 filed in February 2000.

                                    AUDITORS

     The Company has selected Ernst & Young LLP to continue as its independent public accountants for the fiscal year ending December 31, 2000. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.

                            EXPENSES OF SOLICITATION

     The accompanying proxy is solicited by, and on behalf of, the Board of Directors, and the entire cost of such solicitation will be borne by the Company. Georgeson Shareholder Communications, Inc. will distribute proxy materials to beneficial owners, and may solicit proxies by personal interview, mail, telephone and telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held on the record date by such persons. The Company will pay Georgeson Shareholder Communications, Inc. $5,500 for its proxy solicitation services and will reimburse Georgeson Shareholder Communications, Inc. for payments made to brokers and other nominees for their expenses in forwarding solicitation materials. Solicitation also may be by personal interview, telephone and telegram by Directors, officers and other employees of the Company without special compensation.

                                 OTHER MATTERS

     The Company knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not now known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                           PROPOSALS OF STOCKHOLDERS

     Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 5, 2000 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     In addition, the Company's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of the Company regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of the Company not more than 90, but not less than 60, days prior to the date of the annual meeting as determined under the Company's Bylaws.

     Accordingly, a stockholder who intends to present a nomination or proposal at the 2001 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than February 9, 2001 and no later than March 11, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, AMAZON.COM, INC., P.O. BOX 81226, SEATTLE, WASHINGTON 98108-1226 OR BY CALLING 1-800-426-6825.

                                   APPENDIX A

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                AMAZON.COM, INC.

     Amazon.com, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

          1. The original Certificate of Incorporation was filed with the Secretary of State on May 28, 1996.

          2. The following Restated Certificate of Incorporation was duly adopted by the corporation's Board of Directors in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware and only restates and integrates and does not further amend the provisions of the corporation's Certificate of Incorporation as heretofore amended and supplemented, and there is no discrepancy between those provisions and the following.

                                ARTICLE 1. NAME

     The name of this corporation is Amazon.com, Inc.

                     ARTICLE 2. REGISTERED OFFICE AND AGENT

     The address of the registered office of this corporation is 1013 Centre Road, Wilmington, County of New Castle, State of Delaware 19805, and the name of its registered agent at such address is Corporation Service Company.

                              ARTICLE 3. PURPOSES

     The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                               ARTICLE 4. SHARES

     The total authorized stock of the corporation shall consist of 5,000,000,000 shares of Common Stock having a par value of $.01 per share and 500,000,000 shares of Preferred Stock having a par value of $.01 per share. Authority is hereby expressly granted to the Board of Directors to fix by resolution or resolutions any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions which are permitted by Delaware General Corporation Law in respect of any class or classes of stock or any series of any class of stock of the corporation. The corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit the conversion of Preferred Stock.

                              ARTICLE 5. DIRECTORS

     The number of Directors of the corporation shall be determined in the manner provided by the Bylaws and may be increased or decreased from time to time in the manner provided therein. Written ballots are not required in the election of Directors.

                               ARTICLE 6. BY-LAWS

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the corporation; provided, however, the Board of Directors may not repeal or amend any bylaw that the stockholders have expressly provided may not be amended or repealed by the Board of Directors. The stockholders shall also have the power to adopt, amend or repeal the Bylaws for this corporation.

                          ARTICLE 7. PREEMPTIVE RIGHTS

     Preemptive rights shall not exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                          ARTICLE 8. CUMULATIVE VOTING

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

             ARTICLE 9. AMENDMENTS TO CERTIFICATE OF INCORPORATION

     This corporation reserves the right to amend or repeal, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, any of the provisions contained in this Certificate of Incorporation. The rights of the stockholders of the corporation are granted subject to this reservation.

                  ARTICLE 10. LIMITATION OF DIRECTOR LIABILITY

     To the full extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of this corporation shall not be liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment to or repeal of this
Article 10 shall not adversely affect any right or protection of a director of this corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

              ARTICLE 11. ACTION BY STOCKHOLDERS WITHOUT A MEETING

     Only action properly brought before the stockholders by or at the direction of the Board of Directors may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action so taken is signed by the holders of outstanding shares of capital stock entitled to be voted with respect to the subject matter thereof having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  ARTICLE 12. SPECIAL MEETING OF STOCKHOLDERS

     The Chairman of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors may call special meetings of the stockholders for any purpose. A special meeting of the stockholders shall be held if the holders of not less than thirty percent (30%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

         ARTICLE 13. BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The corporation expressly elects not to be governed by Section 203(a) of Title 8 of the Delaware General Corporation Law.

                                   APPENDIX B

                                AMAZON.COM, INC.

                           1997 STOCK INCENTIVE PLAN
                           (AS AMENDED AND RESTATED)

                               SECTION 1. PURPOSE

     The purpose of the Amazon.com, Inc. 1997 Stock Incentive Plan (the "Plan") is to enhance the long-term stockholder value of Amazon.com, Inc., a Delaware corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                             SECTION 2. DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

2.1  AWARD

     "Award" means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

2.2  BOARD

     "Board" means the Board of Directors of the Company.

2.3  CAUSE

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4  CODE

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5  COMMON STOCK

     "Common Stock" means the common stock, par value $.01 per share, of the Company.

2.6  CORPORATE TRANSACTION

     "Corporate Transaction" means any of the following events:

          (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

          (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in Section 8.3) of the Company; or

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7  DISABILITY

     "Disability" means "permanent and total disability" as that term is defined for purposes of Section 22(e)(3) of the Code.

2.8  EARLY RETIREMENT

     "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.9  EXCHANGE ACT

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.10  FAIR MARKET VALUE

     The "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

2.11  GRANT DATE

     "Grant Date" means the date the Plan Administrator adopted the granting resolution and all conditions precedent to the grant have been satisfied; provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date. If, however, the Plan Administrator designates in a resolution a later date as the date an Award is to be granted, then such later date shall be the "Grant Date."

2.12  INCENTIVE STOCK OPTION

     "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.13  NONQUALIFIED STOCK OPTION

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.14  OPTION

     "Option" means the right to purchase Common Stock granted under Section 7.

2.15  PARTICIPANT

     "Participant" means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant's estate, the person(s) to whom the Participant's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (c) person(s) to whom an Award has been transferred in accordance with Section 10.

2.16  PLAN ADMINISTRATOR

     "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

2.17  RETIREMENT

     "Retirement" means retirement on or after the individual's normal retirement date under the Company's 401(k) plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

2.18  SECURITIES ACT

     "Securities Act" means the Securities Act of 1933, as amended.

2.19  STOCK AWARD

     "Stock Award" means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

2.20  SUBSIDIARY

     "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

                           SECTION 3. ADMINISTRATION

3.1  PLAN ADMINISTRATOR

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Plan Administrator may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Plan Administrator.

3.2  ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                      SECTION 4. STOCK SUBJECT TO THE PLAN

4.1  AUTHORIZED NUMBER OF SHARES

     Subject to adjustment from time to time as provided in Section 11.1, the number of shares of Common Stock that shall be available for issuance under the Plan shall be:

          (a) 80 million shares plus;

          (b) an annual increase to be added as of the first day of the Company's fiscal year beginning in 2001 equal to (i) the lesser of (a) 4% of the outstanding common shares of the Company as of the end of the immediately preceding fiscal year and (b) 15 million shares, or (ii) a lesser amount determined by the Plan Administrator; provided that any shares from any such increases in previous years that are not actually issued shall be added to the aggregate number of shares available for issuance under the Plan; plus

          (c) any authorized shares of Common Stock that, as of February 26, 1997, were available for issuance under the Company's 1994 Stock Option Plan (the "Prior Plan") (or that thereafter become available for issuance under the Prior Plan in accordance with its terms as in effect on such date), up to an aggregate maximum of 21,025,075 shares.

          (d) Notwithstanding the foregoing, the maximum number of shares that may be issued pursuant to Options intended to qualify as Incentive Stock Options shall be 251,025,075.

     Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2  LIMITATIONS

     Subject to adjustment from time to time as provided in Section 11.1, not more than 4,500,000 shares of Common Stock may be made subject to Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 18 million shares to newly hired or newly promoted individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3  REUSE OF SHARES

     Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), and/or shares of Common Stock subject to repurchase or forfeiture which are subsequently reacquired by the Company, shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

                             SECTION 5. ELIGIBILITY

     Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

                               SECTION 6. AWARDS

6.1  FORM AND GRANT OF AWARDS

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2  SETTLEMENT OF AWARDS

     The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents. The Plan Administrator may at any time offer to buy out, for a payment in cash or Common Stock, an Award previously granted based on such terms and conditions as the Plan Administrator shall establish and communicate to the Participant at the time such offer is made.

6.3  ACQUIRED COMPANY OPTION AWARDS

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

                   SECTION 7. TERMS AND CONDITIONS OF OPTIONS

7.1  GRANT OF OPTIONS

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2  OPTION EXERCISE PRICE

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

7.3  TERM OF OPTIONS

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4  EXERCISE AND VESTING OF OPTIONS

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not otherwise established in the instrument evidencing the Option, the Option will vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

PERIOD OF PARTICIPANT'S CONTINUOUS EMPLOYMENT OR SERVICE WITH
     THE COMPANY OR ITS SUBSIDIARIES FROM THE GRANT DATE       PERCENT OF TOTAL OPTION THAT IS VESTED AND EXERCISABLE
-------------------------------------------------------------  ------------------------------------------------------
                    After 1 year                                                      20%
                    After 2 years                                                     40%
    Each three-month period completed thereafter                               An additional 5%
                    After 5 years                                                    100%

     To the extent that an Option has become exercisable, the Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the Option).

7.5  PAYMENT OF EXERCISE PRICE

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) a promissory note delivered pursuant to Section 13 or (z) such other consideration as the Plan Administrator may permit.

7.6  POST-TERMINATION EXERCISES

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

     In case of termination of the Participant's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within one year if the termination of the Participant's employment or services is coincident with Retirement, Early Retirement at the Company's request or Disability or (b) within three months after the date the Participant ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Participant's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Participant's death may be exercised, to the extent of the number of shares vested at the date of the Participant's death, by the personal representative of the Participant's estate, the person(s) to whom the Participant's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Participant's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Participant's employment or services for Cause, the Option shall automatically terminate upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or services with the Company are suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option likewise shall be suspended during the period of investigation.

     With respect to employees, unless the Plan Administrator at any time determines otherwise, "termination of the Participant's employment or services" for purposes of the Plan (including without limitation this Section 7 and Section 14) shall mean any reduction in the Participant's regular hours of employment to less than thirty (30) hours per week. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

                 SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1  DOLLAR LIMITATION

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2  10% STOCKHOLDERS

     If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with
Section 422 of the Code.

8.3  ELIGIBLE EMPLOYEES

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

8.4  TERM

     The term of an Incentive Stock Option shall not exceed 10 years.

8.5  EXERCISABILITY

     To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination. Disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of Disability to the Plan Administrator. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.

8.6  TAXATION OF INCENTIVE STOCK OPTIONS

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7  PROMISSORY NOTES

     The amount of any promissory note delivered pursuant to Section 13 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

                            SECTION 9. STOCK AWARDS

9.1  GRANT OF STOCK AWARDS

     The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

9.2  ISSUANCE OF SHARES

     Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3  WAIVER OF RESTRICTIONS

     Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount otherwise payable to a Participant.

                           SECTION 10. ASSIGNABILITY

     No Awards granted under the Plan or any interest therein may be assigned, pledged or transferred by the Participant other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Award may be exercised only by the Participant or a permitted assignee or transferee of the Participant (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

                            SECTION 11. ADJUSTMENTS

11.1  ADJUSTMENT OF SHARES

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Sections 4.1(a), (b) and
(c); (ii) the maximum number and kind of securities that may be issued as ISOs under the Plan as set forth in Section 4.1(d); (iii) the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Section 4.2, and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

11.2 CORPORATE TRANSACTION

  11.2.1 Options

     Except as otherwise provided in the instrument that evidences the Option, in the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Participant (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Participant, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor),
(ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Participants. Any such determination shall be made in the sole discretion of the Plan

Administrator and shall be final, conclusive and binding on all Participants. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable, except that such acceleration will not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

  11.2.2  Stock Awards

     Except as otherwise provided in the instrument that evidences the Award, in the event of a Corporate Transaction, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Corporate Transaction. If unvested Options are to be assumed, continued or substituted by a successor corporation without acceleration upon the occurrence of a Corporate Transaction, the forfeiture provisions to which such Stock Awards are subject will continue with respect to shares of the successor corporation that may be issued in exchange for such shares subject to Stock Awards.

11.3  FURTHER ADJUSTMENT OF AWARDS

     Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4  LIMITATIONS

     The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.5  FRACTIONAL SHARES

     In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

                            SECTION 12. WITHHOLDING

     The Company may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the minimum required federal withholding rate), or (c) by transferring shares of Common Stock to the Company (already owned by the Participant for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

          SECTION 13. LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

     To assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a full-recourse loan to the Participant by the Company, (b) the payment by the Participant of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a full-recourse loan obtained by the Participant from a third party. Subject to the foregoing, the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                     SECTION 14. REPURCHASE RIGHTS; ESCROW

14.1  REPURCHASE RIGHTS

     The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option. In the event of termination of the Participant's employment or services, all shares of Common Stock issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing such right.

     All of the Company's outstanding repurchase rights under this Section 14.1 are assignable by the Company at any time and shall remain in full force and effect in the event of a Corporate Transaction; provided that if the vesting of Options is accelerated pursuant to Section 11.2, the repurchase rights under this Section 14.1 shall terminate and all shares subject to such terminated rights shall immediately vest in full.

     The Plan Administrator shall have the discretionary authority, exercisable either before or after the Participant's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Participant under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.

14.2  ESCROW

     To ensure that shares of Common Stock acquired pursuant to an Award that are subject to any repurchase or forfeiture right and/or security for any promissory note will be available for repurchase or forfeiture, the Plan Administrator may require the Participant to deposit the certificate or certificates evidencing such shares with an agent designated by the Plan Administrator under the terms and conditions of escrow and security agreements approved by the Plan Administrator. If the Plan Administrator does not require such deposit as a condition of exercise of an Option or grant of a Stock Award, the Plan Administrator reserves the right at any time to require the Participant to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow. The Company, at its discretion, may in lieu of issuing a stock certificate for such shares, make a book entry credit in the Company's stock ledger to evidence the issuance of such shares.

     As soon as practicable after the expiration of any repurchase or forfeiture rights, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Participant the shares no longer subject to such restrictions and no longer security for any promissory note.

     In the event shares held in escrow are subject to the Company's exercise of a repurchase or forfeiture right, the notices required to be given to the Participant shall be given to the agent and any payment required to be given to the Participant shall be given to the agent. Within 30 days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Participant.

     In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of ownership of shares acquired upon exercise of an Option or grant of a Stock Award shall be subject to any repurchase or forfeiture rights, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase or forfeiture rights and/or security interest immediately before such event.

                 SECTION 15. AMENDMENT AND TERMINATION OF PLAN

15.1  AMENDMENT OF PLAN

     The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

15.2  TERMINATION OF PLAN

     The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the later of (a) the Plan's adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

15.3  CONSENT OF PARTICIPANT

     The amendment or termination of the Plan shall not, without the consent of the Participant, impair or diminish any rights or obligations under any Award theretofore granted under the Plan.

     Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

                              SECTION 16. GENERAL

16.1  EVIDENCE OF AWARDS

     Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

16.2  CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

     None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of any person.

16.3  REGISTRATION

     The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an Award, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws.

16.4  NO RIGHTS AS A STOCKHOLDER

     No Option or Stock Award denominated in units shall entitle the Participant to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

16.5  COMPLIANCE WITH LAWS AND REGULATIONS

     Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

16.6  NO TRUST OR FUND

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

16.7  SEVERABILITY

     If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

16.8  PARTICIPANTS IN FOREIGN COUNTRIES

     The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable, after consideration of the provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate, to ensure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

16.9  CHOICE OF LAW

     The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of laws.

                           SECTION 17. EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption.

PROXY

                                AMAZON.COM, INC.

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned stockholder of Amazon.com, Inc., a Delaware corporation (the "Company"), hereby appoints Jeffrey P. Bezos, Warren C. Jenson and L. Michelle Wilson, or any one of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m. Pacific Daylight Time on May 10, 2000, in the Grand Ballroom of The Sheraton Seattle Hotel & Towers, 1400 6th Avenue, Seattle, Washington 98101, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on the reverse side of this Proxy Card.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED:

    - "FOR" THE ELECTION OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT,

    - "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON AND PREFERRED STOCK,

    - "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1997 STOCK OPTION PLAN,

    -   AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO OTHER
        MATTERS.

    The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                            - FOLD AND DETACH HERE -




                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1.  Vote by Internet at our Internet Address: http://www.eproxy.com/amzn

                                       OR

2.  Call TOLL-FREE 1-800-840-1208 on a Touch-Tone Telephone.

                                       OR

3. By mail - by promptly returning your completed proxy card in the enclosed envelope.

If you wish to access future Annual Reports and Proxy Statements electronically via the Internet and no longer receive the printed materials, please provide your consent with your proxy vote.
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                                                                Please mark
                                                               your votes as
                                                                indicated in
                                                                this example

                                                                     /X/



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

Item 1 - Election of six directors, each to hold office until his or her successor shall have been elected and qualified.

NOMINEES: 01 Jeffrey P. Bezos               04 L. John Doerr
          02 Tom A. Alberg                  05 Joseph Galli, Jr.
          03 Scott D. Cook                  06 Patricia Q. Stonesifer

                       FOR                                    WITHHOLD
                  the nominees                               AUTHORITY
        listed (except as indicated below)                  to vote for
                                                            all nominees

                       / /                                      / /

Item 2 - Approval of Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common and Preferred Stock.

                 FOR              AGAINST            ABSTAIN

                 / /                / /                / /

Item 3 - Approval of Amendments to the Company's 1997 Stock Option Plan.

                 FOR              AGAINST            ABSTAIN

                 / /                / /                / /

All of the proposals set forth above are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

INSTRUCTION: To withhold authority to vote for any nominees write that nominee's name in this space.

By checking the box to the right, I consent to future access of the Annual Report, Proxy Statements, Prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, ChaseMellon Shareholder Services, L.L.C., Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

Signature(s):_______________________________________ Date:______________________
Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).


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               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

       [PHONE GRAPHIC]     YOUR VOTE IS IMPORTANT     [COMPUTER GRAPHIC]

                     YOU CAN VOTE IN ONE OF THE THREE WAYS:

                                VOTE BY INTERNET
                          24 HOURS A DAY, 7 DAYS A WEEK
   Follow the instructions at our Internet Address: http://www.eproxy.com/amzn
    You will be asked to enter your 11-digit Control Number, which is located in the lower right hand corner of this
                     form. Follow the recorded instructions

                                       OR

                                  VOTE BY PHONE
                          HAVE YOUR PROXY CARD IN HAND.
           Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week There is NO CHARGE to you for this call.
            You will be asked to enter your 11-digit Control Number,
             which is located in the lower right hand corner of this
                     form. Follow the recorded instructions

                                       OR

                               VOTE BY PROXY CARD
     Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 IF YOU WISH TO ACCESS FUTURE ANNUAL REPORTS AND PROXY STATEMENTS ELECTRONICALLY
  VIA THE INTERNET AND NO LONGER RECEIVE THE PRINTED MATERIALS, PLEASE PROVIDE
                       YOUR CONSENT WITH YOUR PROXY VOTE.

 NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

              THANK YOU FOR VOTING.